                                                                    EXHIBIT 10.2


                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


     PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT"), dated as of January 12, 2000, by and among Intraware, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto as SCHEDULE I (individually, a "BUYER" and collectively, the "BUYERS").

     WHEREAS:

     A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     B. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the respective amounts of Series A Preferred stock of the Company (the "SHARES") which are convertible into shares of Common stock of the Company (the "CONVERSION SHARES") and warrants to purchase Common stock of the Company (the "WARRANTS") set forth opposite such Buyer's name on the Schedule of Buyers attached hereto as SCHEDULE I (the Shares and the Warrants are together referred to as the "SECURITIES"); and

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights with respect to the Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, the Company and each Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF SHARES.

          (a) PURCHASE OF PREFERRED SHARES. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Shares set forth opposite such Buyer's name on the Schedule of Buyers, (the "CLOSING"). The purchase price (the "PURCHASE PRICE") of each Share the aggregate Purchase Price at the Closing is as set forth on SCHEDULE I.

          (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 5:00 a.m. Pacific Time, on January 16, 2001, subject to satisfaction or waiver of the conditions to the Closing set forth in Sections 6 and 7 below (or such other earlier date as is mutually agreed to in writing by the Company and each Buyer). The Closing shall occur on the Closing Date at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304.

          (c) FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay the aggregate Purchase Price to the Company for the Shares and Warrants to be issued and sold to such

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Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, (ii) the Company shall deliver to the Company's transfer agent instructions to issue the stock certificates (in the denominations as set forth on SCHEDULE I) (the "STOCK CERTIFICATES") representing such number of the Shares, and (iii) the Company shall deliver to such Buyer a warrant to purchase that number of shares of common stock of the Company which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers) in the form attached hereto as EXHIBIT B.

     2.   EACH BUYER'S REPRESENTATIONS AND WARRANTIES.

          Each Buyer, severally and not jointly, represents and warrants that:

          (a) INVESTMENT PURPOSE. Such Buyer is acquiring the Shares and the Warrants for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

          (b) ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

          (c) RELIANCE ON EXEMPTIONS. Such Buyer understands that the Shares and the Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Shares.

          (d) INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares and the Warrants which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Shares and the Warrants involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (e) NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares and the Warrants or the fairness or suitability of the investment in the Shares and the Warrants nor have such authorities passed upon or endorsed the merits of the offering of the Shares and the Warrants.

          (f) TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Shares and the Warrants have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares or Warrants to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Shares or Warrants can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Shares or Warrants made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares or Warrants under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Shares or Warrants for resale under the 1933 Act or any state securities laws or to comply with the terms and conditions of any resale exemption thereunder.

          (g) LEGENDS. Such Buyer understands that the certificates or other instruments representing the Shares and Warrants, until such time as the sale of the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Shares and the instruments representing the Warrants, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates and warrants):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Shares are registered for sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Shares can be sold, assigned or transferred pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          (h) VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (i) RESIDENCY. Such Buyer's address is set forth on the Schedule of Buyers.


     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each of the Buyers, except as set forth in the Company's Disclosure Schedules which are attached hereto as
Schedule II, that:

          (a) ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds a majority or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Certificate of Designation (as defined below).

          (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, (together, the "TRANSACTION DOCUMENTS") and to file, and perform its obligations under, the Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Shares and the Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. The Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          (c) ISSUANCE OF SECURITIES. The Shares are duly authorized and, upon issuance at the Closing, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Company's form of Certificate of Designations attached hereto as EXHIBIT C (the "NEW CERTIFICATE"). At least 3,160,206 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of the Shares and upon exercise of the Warrants. Upon conversion or exercise in accordance with the New Certificate or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          (d) NO CONFLICTS. Except as disclosed in set forth in Section 3(d) of the Company's Disclosure Schedules, the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the New Certificate and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Company's Certificate of Incorporation, any Certificate of Designations, preferences and rights of any outstanding series of preferred stock of the Company or the Company's bylaws or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement filed as an Exhibit to any of the Company's SEC Documents (as defined below), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market, Inc.) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

          (e) CONSENTS. Except for the filing of the Registration Statement (as defined in the Registration Rights Agreement) with the SEC, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the foregoing.

          (f) NO GENERAL SOLICITATION; PLACEMENT AGENT. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. The Company acknowledges that it has not engaged a placement agent in connection with the sale of the Shares and the Warrants.

          (g) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          (h) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Shares and the Warrants and the Buyer's ownership of the Shares and the Warrants. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          (i) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since February 28, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to the Buyers or their respective representatives copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (j) CONDUCT OF BUSINESS; REGULATORY PERMITS. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its

Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. The Company's Common Stock has been designated for quotation or listed on the Nasdaq Stock Market, trading in the Common Stock has not been suspended by the SEC or the Nasdaq Stock Market and the Company has received no communication, written or oral, from the SEC or the Nasdaq Stock Market regarding the suspension or delisting of the Common Stock from the Nasdaq Stock Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (k) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (l) ABSENCE OF LITIGATION. There is no material action, suit, proceeding, inquiry or investigation before or by the Nasdaq Stock Market, any court, public board, government agency, self-regulatory organization or body pending against the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such.

          (m) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     4.   COVENANTS.

          (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

          (b) FORM D AND BLUE SKY. The Company agrees to file a Form D with respect to the Shares and Warrants as required under Regulation D and to provide upon request a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares and the Warrants for sale to the Buyers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

          (c) ADDITIONAL FINANCING. The Company shall not close any additional financing with any other investors within 30 days after the date hereof without prior written consent of the Buyers who hold, in the aggregate, at least fifty percent of the Shares purchased at the Closing.

          (d) EXPENSES; FEES. At the Closing, the Company shall pay the actual attorney fees and costs for one counsel to the lead Buyers (Pillsbury Winthrop, LLP) in an aggregate amount of up to $25,000.

     5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The obligation of the Company hereunder to issue and sell the Shares and the Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

          (a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

          (b) Such Buyer shall have delivered to the Company the Purchase Price for the Shares and the Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

          (d) The current holders of presently outstanding Series A, Series B and Series C Preferred Stock of the Company (the "Existing Preferred") shall have tendered all of such Existing Preferred to the Company, such that no Existing Preferred remains outstanding.

          (e) The Company's certificate of elimination in the form of EXHIBIT D attached hereto (the "Certificate of Elimination") shall have been filed with the Secretary of State of the State of Delaware.

          (f) After having filed the Certificate of Elimination, the Company shall have filed the New Certificate with the Secretary of State of the State of Delaware.

     6.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder to purchase the Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by any such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed and delivered to such Buyer each of the Transaction Documents.

          (b) The Buyers shall have received the opinion of the Company's counsel dated as of the Closing Date, in substantially the form attached hereto as EXHIBIT E.

          (c) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that reference a specific date which shall have been true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (d) The current holders of presently outstanding Series A, Series B and Series C Preferred Stock of the Company (the "Existing Preferred") shall have tendered all of such Existing Preferred to the Company, such that no Existing Preferred remains outstanding.

          (e) The Certificate of Elimination in the form of EXHIBIT D attached hereto shall have been filed with the Secretary of State of the State of Delaware.

          (f) After having filed the Certificate of Elimination, the Company shall have filed the New Certificate with the Secretary of State of the State of Delaware.

     7.   MISCELLANEOUS.

          (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of Santa Clara, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this agreement or any transaction contemplated hereby.

          (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Shares then outstanding (or if prior to the Closing, the Buyers listed on the Schedule of Buyers as purchasing at least a majority of the Shares to be purchased at the Closing), and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents and the Certificate of Designations.

          (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Intraware, Inc.
          25 Orinda Way
          Orinda, CA 94563
          Telephone:  (925) 253-4500
          Facsimile:  (925) 253-4541
          Attention:  General Counsel, and
                      Mark Long, Executive V.P. of Strategic Development

     With a copy to:

          Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
          Palo Alto, CA 94304
          Telephone:  (650) 493-9300
          Facsimile:  (650) 493-6811
          Attention:  John Donahue, Esq. or Adam R. Dolinko, Esq.

     If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on such Buyer's signature page hereto, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

          (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares and the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Shares then outstanding, except by merger or consolidation. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

          (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i) SURVIVAL. The representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements set forth this Miscellaneous Section shall survive the

Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (l) CONFIDENTIALITY. Each Buyer hereto agrees that, except with the prior written permission of the other Buyer, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone of confidential information, knowledge or date concerning or relating to the business or financial affairs of the Company to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this agreement.

               (m) LEGAL REPRESENTATION. Each Purchaser acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; (d) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

     IN WITNESS WHEREOF, each Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

                                    COMPANY:

                                    INTRAWARE, INC.

                                    By:  /s/ Peter H. Jackson
                                        ----------------------------------------

                                    Name: Peter H. Jackson
                                          --------------------------------------

                                    Title: Chief Executive Officer
                                           -------------------------------------

















       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                              BUYER:

                              Name of Buyer:   Mark E. Anthony
                                             -----------------------------------

                              Authorized Signature:   /s/ Mark E. Anthony
                                                    ----------------------------

                              Signatory Name (Printed): Mark E. Anthony
                                                        ------------------------

                              Signatory Title:
                                               ---------------------------------



                              ADDRESS OF BUYER:

                              --------------------------------------------------


                              --------------------------------------------------


                              --------------------------------------------------

                              Fax Number:
                                          --------------------------------------

                              Telephone:
                                         ---------------------------------------


















       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                              BUYER:

                              Name of Buyer:                 John V. Balen
                                             -----------------------------------

                              Authorized Signature:          /s/ John V. Balen
                                                    ----------------------------

                              Signatory Name (Printed): John V. Balen
                                                        ------------------------

                              Signatory Title:
                                               ---------------------------------



                              ADDRESS OF BUYER:

                              --------------------------------------------------


                              --------------------------------------------------


                              --------------------------------------------------

                              Fax Number:
                                          --------------------------------------

                              Telephone:
                                         ---------------------------------------
















       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                      BUYER:

                      Name of Buyer: Codd Revocable Trust Dated March 6, 1998
                                     -------------------------------------------

                      Authorized Signature:          /s/ Ronald E.F. Codd
                                            ------------------------------------

                      Signatory Name (Printed): Ronald E.F. Codd
                                               ---------------------------------

                      Signatory Title:               Trustee
                                       -----------------------------------------



                      ADDRESS OF BUYER:

                      ----------------------------------------------------------


                      ----------------------------------------------------------


                      ----------------------------------------------------------

                      Fax Number:
                                  ----------------------------------------------

                      Telephone:
                                 -----------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                    BUYER:

                    Name of Buyer:  Michael J. Corley and Lori B. Corley
                                  ----------------------------------------------
                     Trustees of the Corley Family Living Trust Dtd. 11/13/90
                    ------------------------------------------------------------

                    Authorized Signature:          /s/ Michael J. Corley
                                          --------------------------------------

                    Signatory Name (Printed): Michael J. Corley
                                              ----------------------------------

                    Signatory Title:               Trustee
                                     -------------------------------------------



                    ADDRESS OF BUYER:

                    ------------------------------------------------------------


                    ------------------------------------------------------------


                    ------------------------------------------------------------

                    Fax Number:
                                ------------------------------------------------

                    Telephone:
                               -------------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                        BUYER:

                        Name of Buyer:            DRYSDALE PARTNERS
                                       -----------------------------------------

                        Authorized Signature:     /s/ George M. Drysdale
                                              ----------------------------------

                        Signatory Name (Printed): George M. Drysdale
                                                  ------------------------------

                        Signatory Title:          Partner
                                         ---------------------------------------



                        ADDRESS OF BUYER:

                        --------------------------------------------------------


                        --------------------------------------------------------


                        --------------------------------------------------------

                        Fax Number:
                                    --------------------------------------------

                        Telephone:
                                   ---------------------------------------------























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                 BUYER:

                 Name of Buyer: David A. Duffield Trust Dated April 2, 1997
                               -------------------------------------------------

                 Authorized Signature:  /s/ David A. Duffield
                                       -----------------------------------------

                 Signatory Name (Printed): David A. Duffield
                                           -------------------------------------

                 Signatory Title:   Trustee
                                  ----------------------------------------------



                 ADDRESS OF BUYER:

                 ---------------------------------------------------------------


                 ---------------------------------------------------------------


                 ---------------------------------------------------------------

                 Fax Number:
                             ---------------------------------------------------

                 Telephone:
                            ----------------------------------------------------
















       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                      BUYER:

                      Name of Buyer: Robert F. Gallo
                                    --------------------------------------------

                      Authorized Signature:     /s/ Robert F. Gallo
                                            ------------------------------------

                      Signatory Name (Printed): Robert F. Gallo
                                                --------------------------------

                      Signatory Title:
                                       -----------------------------------------



                      ADDRESS OF BUYER:

                      ----------------------------------------------------------


                      ----------------------------------------------------------


                      ----------------------------------------------------------

                      Fax Number:
                                  ----------------------------------------------

                      Telephone:
                                 -----------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                     BUYER:

                     Name of Buyer:  Global Undervalued Securities Fund, L.P.
                                   ---------------------------------------------

                     Authorized Signature:   /s/ John B. Kleinheinz
                                           -------------------------------------

                     Signatory Name (Printed): John B. Kleinheinz
                                               ---------------------------------

                     Signatory Title:      Manager/General Partner
                                      ------------------------------------------



                     ADDRESS OF BUYER:

                     -----------------------------------------------------------


                     -----------------------------------------------------------


                     -----------------------------------------------------------

                     Fax Number:
                                 -----------------------------------------------

                     Telephone:
                                ------------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                       BUYER:

                       Name of Buyer:         Thomas Gonzales
                                     -------------------------------------------

                       Authorized Signature:  /s/ Thomas Gonzales
                                             -----------------------------------

                       Signatory Name (Printed): Thomas Gonzales
                                                 -------------------------------

                       Signatory Title:
                                        ----------------------------------------



                       ADDRESS OF BUYER:

                       ---------------------------------------------------------


                       ---------------------------------------------------------


                       ---------------------------------------------------------

                       Fax Number:
                                   ---------------------------------------------

                       Telephone:
                                  ----------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                    BUYER:

                    Name of Buyer:            Hoffman Family Trust
                                  ----------------------------------------------

                    Authorized Signature:     /s/ Mark B. Hoffman
                                          --------------------------------------

                    Signatory Name (Printed): Mark B. Hoffman
                                              ----------------------------------

                    Signatory Title:          Trustee
                                     -------------------------------------------



                    ADDRESS OF BUYER:

                    ------------------------------------------------------------


                    ------------------------------------------------------------


                    ------------------------------------------------------------

                    Fax Number:
                                ------------------------------------------------

                    Telephone:
                               -------------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                   BUYER:

                   Name of Buyer:                 Philip L. Jones
                                 -----------------------------------------------

                   Authorized Signature:          /s/ Philip L. Jones
                                         ---------------------------------------

                   Signatory Name (Printed): Philip L. Jones
                                             -----------------------------------

                   Signatory Title:
                                    --------------------------------------------



                   ADDRESS OF BUYER:

                   -------------------------------------------------------------


                   -------------------------------------------------------------


                   -------------------------------------------------------------

                   Fax Number:
                               -------------------------------------------------

                   Telephone:
                              --------------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                       BUYER:

                       Name of Buyer: The Arthur Kern Revocable Trust
                                     -------------------------------------------

                       Authorized Signature:     /s/ Arthur Kern
                                             -----------------------------------

                       Signatory Name (Printed): Arthur Kern
                                                 -------------------------------

                       Signatory Title:          Trustee
                                        ----------------------------------------



                       ADDRESS OF BUYER:

                       ---------------------------------------------------------


                       ---------------------------------------------------------


                       ---------------------------------------------------------

                       Fax Number:
                                   ---------------------------------------------

                       Telephone:
                                  ----------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                     BUYER:

                     Name of Buyer:            KPCB VIII Associates
                                   ---------------------------------------------

                     Authorized Signature:     /s/ Doug MacKenzie
                                           -------------------------------------

                     Signatory Name (Printed): Doug MacKenzie
                                               ---------------------------------

                     Signatory Title:       General Partner
                                      ------------------------------------------



                     ADDRESS OF BUYER:

                     -----------------------------------------------------------


                     -----------------------------------------------------------


                     -----------------------------------------------------------

                     Fax Number:
                                 -----------------------------------------------

                     Telephone:
                                ------------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                         BUYER:

                         Name of Buyer:            Victor B. MacFarlane
                                       -----------------------------------------

                         Authorized Signature:     /s/ Victor B. MacFarlane
                                               ---------------------------------

                         Signatory Name (Printed): Victor B. MacFarlane
                                                   -----------------------------

                         Signatory Title:
                                          --------------------------------------



                         ADDRESS OF BUYER:

                         -------------------------------------------------------


                         -------------------------------------------------------


                         -------------------------------------------------------

                         Fax Number:
                                     -------------------------------------------

                         Telephone:
                                    --------------------------------------------

























       [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                         BUYER:

                         Name of Buyer:            Margaret L. Taylor
                                       -----------------------------------------

                         Authorized Signature:     /s/ Margaret L. Taylor
                                               ---------------------------------

                         Signatory Name (Printed): Margaret L. Taylor
                                                   -----------------------------

                         Signatory Title:
                                          --------------------------------------



                         ADDRESS OF BUYER:

                         -------------------------------------------------------


                         -------------------------------------------------------


                         -------------------------------------------------------

                         Fax Number:
                                     -------------------------------------------

                         Telephone:
                                    --------------------------------------------




















        [Signature Page to Preferred Stock and Warrant Purchase Agreement]

                              BUYER:



                              Name of Buyer: Eric A. Young
                                            ----------------------------------

                              Authorized Signature: /s/ Eric A. Young
                                                   ---------------------------

                              Signatory Name (Printed): Eric A. Young
                                                       -----------------------

                              Signatory Title:
                                              --------------------------------


                              ADDRESS OF BUYER:


                              ------------------------------------------------

                              ------------------------------------------------

                              ------------------------------------------------
                              Fax Number:
                                         -------------------------------------
                              Telephone:
                                        --------------------------------------








        [Signature Page to Preferred Stock and Warrant Purchase Agreement]